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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

         We, the signatories of Amendment 6 to the statement on Schedule 13D filed with respect to the Common Stock of Quanta Services, Inc., to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) of the Securities Exchange Act of 1934.


         Dated: December 13, 2004.


                                       FIRST RESERVE FUND IX, L.P.

                                       By: First Reserve GP IX, L.P., its
                                           General Partner,

                                           By: First Reserve GP IX, Inc., its
                                               General Partner


                                           By: /s/ Thomas R. Denison
                                               ---------------------------------
                                               Name:  Thomas R. Denison
                                               Title: Managing Director


                                       FIRST RESERVE GP IX, L.P.

                                       By: First Reserve GP IX, Inc., its
                                           General Partner


                                           By: /s/ Thomas R. Denison
                                               ---------------------------------
                                               Name:  Thomas R. Denison
                                               Title: Managing Director


                                       FIRST RESERVE GP IX, INC.


                                       By: /s/ Thomas R. Denison
                                          --------------------------------------
                                          Name:  Thomas R. Denison
                                          Title: Managing Director